Exhibit 10.22

Finepoint Capital 500 Boylston Street, 24th Floor Boston, MA 02116	FS Investments 201 Rouse Boulevard Philadelphia, PA 19112

April 14, 2020

Michael E. Mercer

President and Chief Executive Officer

Harvest Oil & Gas Corp.

1001 Fannin Street, Suite 750

Houston, Texas 77002

Dear Mr.  Mercer:

Reference is hereby made to that certain Registration Rights Agreement by and among Harvest Oil & Gas Corp. (the “Company”) and the other parties signatory thereto, dated as of June 14, 2018 (the “Registration Rights Agreement”). The Registration Rights Agreement may be amended, modified or supplemented by a writing signed by the Company and the holders holding at least a majority of the then outstanding Registrable Securities (as defined therein) pursuant to Section 16(f) of the Registration Rights Agreement. Consistent with Section 16(f), the undersigned hereby amend and replace Section 16(p) of the Registration Rights Agreement, in its entirety, to now read as follows:

(p)Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 12 and this Section 16, shall terminate with respect to the Company and any such Holder as soon as such Holder no longer beneficially owns any Registrable Securities. In addition, this agreement may be terminated by written notice of termination, signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities.

Pursuant to Section 16(p) of the Registration Rights Agreement, as amended hereby, the undersigned, representing a majority of the Company’s Registrable Securities outstanding, hereby terminate all obligations under the Registration Rights Agreement effective as of the date first written above.

[Signature Page Follows]

Very truly yours,

Finepoint Capital Partners I, LP

By:/s/STACY VEZINA

Name:Stacy Vezina

Title:General Counsel and Chief Compliance Officer

Finepoint Capital Partners II, LP

By:/s/STACY VEZINA

Name:Stacy Vezina

Title:General Counsel and Chief Compliance Officer

Very truly yours

FS energy and power fund

By: FS/EIG Advisor, LLC, its investment adviser

By:/s/SEAN COLEMAN

Name:Sean Coleman

Title:Authorized Signatory

Acknowledged and agreed,

Harvest oil & Gas Corp.

By:/s/MICHAEL E. MERCER

Name:Michael E. Mercer

Title:President and Chief Executive Officer

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